SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                March 15, 1996


                      NATIONS CREDIT GRANTOR TRUST 1996 - 1
               (Exact name of registrant as specified in charter)


 Delaware                 33-80837                          75-2655744
(State or other        (Commission File         (IRS Employer Identification
jurisdiction of         Number)                           Number)
incorporation)


225 E. John Carpenter Freeway, Irving Texas      75062-2731
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (972) 506-5026


Not Applicable
(Former name or former address, if changed since last report.)

 Item 5.                   Other Events

     This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Periods ending the end of each of January through December 1996 and January and February of 1997.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement dated as of January 31, 1996 among Nations Credit Securitization Corporation, Nations Credit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an Exhibit to the Current Report on Form 8-K filed on behalf of the Trust by Nations Credit Commercial Corporation of America on April 5, 1996.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.


         19.1     Certificateholders Statements

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NATIONS CREDIT GRANTOR TRUST 1996 - 1
                                                (Registrant)

                                    By:  Nations Credit Commercial
                                         Corporation of America, Servicer of
                                         Nations Credit Grantor Trust 1996-1


Date: March 31, 1997                By:  /s/ Dorothea Winston
                                        ---------------------
                                         Name:  Dorothea Winston
                                         Title: Assistant Treasurer

 EXHIBIT INDEX


Exhibit Number                      Description


19.1                            Certificateholders Statements

MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                        Apr-96
Collection Period                                            Mar. 1996
Determination Date                                           10-Apr-96
Deposit Date                                                 12-Apr-96
Distribution Date                                            15-Apr-96

Pool Balance
        Pool Balance on the close of the last day of the preceding Collection Period          219,021,719.47
        Principal Collections                                                                   4,887,119.95
        Principal Collections Adjustment - Over Payment Since Inception
        Purchase Amounts Allocable to Principal                                                    12,385.37
        Defaulted Receivables                                                                       8,367.79
        Defaulted Receivables Adjustment  Since Inception
        Pool Balance on the close of the last day of the Collection Period                    214,113,846.36

        Original Pool Balance                                                                 223,194,105.12

        Pool Factor                                                                               95.9316763%

        Preference Amounts                                                                            -

        Certificate Pass-Through Rate                                                                 5.8500%
        Servicing Fee Rate                                                                            0.7500%

Available Interest
        Collections allocable to interest                                                       1,977,964.93
        Liquidation Proceeds                                                                            -
        Purchase Amounts allocable to interest                                                          -
        Reserve Account Interest Withdrawal                                                             -
        Surety Interest Drawing                                                                         -
        Reserve Account Preference Withdrawal                                                           -
        Surety Preference Withdrawal                                                                    -
        Total Interest                                                                          1,977,964.93

Available Principal
        Collections allocable to principal                                                      4,887,119.95
        Purchase Amounts allocable to principal                                                    12,385.37
        Reserve Account Principal Withdrawal                                                          -
        Surety Principal Drawing                                                                      -
        Total Principal                                                                         4,899,505.32

Available Funds
        Collections allocable to interest                                                       1,977,964.93
        Liquidation Proceeds                                                                           -
        Purchase Amounts allocable to interest                                                         -
        Collections allocable to principal                                                       4,887,119.95
        Purchase Amounts allocable to principal                                                     12,385.37
        Total Available Funds                                                                    6,877,470.25

Deposit to Certificate Account
        Available Funds allocable to interest                                                    1,977,964.93
        Available Funds allocable to principal                                                   4,899,505.32
        Reserve Account Interest Withdrawal                                                           -
        Surety Interest Drawing                                                                       -
        Reserve Account Preference Withdrawal                                                         -
        Surety Preference Withdrawal                                                                  -
        Reserve Account Principal Withdrawal                                                          -
        Surety Principal Drawing                                                                      -
        Total Deposit to the Certificate Account                                                 6,877,470.25

Interest Payment
        Monthly Interest Payment                                                                 1,067,730.88
        Carry-Over Monthly Interest                                                                    -
        Total                                                                                    1,067,730.88

Principal Payment
        Monthly Principal Payment                                                                4,907,873.11
        Carry-Over Monthly Principal                                                                    -
        Total                                                                                    4,907,873.11

Servicing Fee
        Servicing Fee                                                                              136,888.57
        Carry-Over Monthly Servicing Fee                                                                -
        Total                                                                                      136,888.57

Distributions from the Certificate Account
        Interest distributions                                                                   1,067,730.88
        Principal distribution                                                                   4,907,873.11
        Preference Amounts                                                                                -
        Servicing Fee distribution                                                                 136,888.57
        Distributions to the Surety Bond Provider                                                   21,902.17
        Distributions to the Reserve Account                                                       743,075.51
        Distributions to the Seller                                                                      -

        Carry-Over Monthly Interest to the next Distribution Date                                        -
        Carry-Over Monthly Principal to the next Distributions Date                                      -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                                   -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period                 7,349,732.14
        Earnings from investments on the Reserve Account                                                -
        Reserve Account Interest Withdrawal                                                             -
        Reserve Account Preference Withdrawal                                                           -
        Reserve Account Principal Withdrawal                                                            -
        Deposits to the Reserve Account                                                            743,075.51
        Adjment
        Reserve Account Balance                                                                  8,092,807.65
        Distributions of any excess amounts on deposit in the Reserve Account                           -
        Ending Reserve Account Balance                                                           8,092,807.65
        Reserve Account Balance as a % of the Pool Balance                                             3.7797%
        Specified Reserve Account Requirement                                                   10,705,692.32
        Amount needed to fully fund Reserve Account                                              2,612,884.67

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                   55,798,526.28
        Surety Bond amount on the previous Distribution Date                                    55,798,526.28
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                           55,798,526.28


        Total Surety Interest Draws                                                                    -
        Total Surety Principal Draws                                                                   -
        Total Surety Preference Draws                                                                  -
        Total Draws                                                                                    -
        Surety Bond Fee                                                                             21,902.17
        Total unreimbursed Surety Interest Draws                                                       -
        Total unreimbursed Surety Principal Draws                                                      -
        Total unreimbursed Surety Preference Draws                                                     -
        Amount Owed to Surety Bond Provider                                                         21,902.17
        Surety Bond Fee Paid                                                                        21,902.17
        Total payments for Surety Interest Draws                                                       -
        Total payments for  Surety Principal Draws                                                     -
        Total payments for  Surety Preference Draws                                                    -
        Payments made to the Surety Bond Provider                                                   21,902.17
        Surety Bond Fee Outstanding                                                                    -
        Remaining unreimbursed Surety Interest Draws                                                   -
        Remaining unreimbursed Surety Principal Draws                                                  -
        Remaining unreimbursed Surety Preference Draws                                                 -
        Remaining Amounts Owed to the Surety Bond Provider                                             -

Net Credit Loss Ratio
        Net Credit Losses                                                                               8,368
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                              0.0039%
        For the preceding Collection Period                                                            0.0019%
        For the second preceding Collection Period                                                     0.0000%
        Average Net Credit Loss Ratio                                                                  0.0019%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                            225
        60 to 89 days past due                                                                             36
        90 or more days past due                                                                           26
        Total                                                                                             287

        Principal Balance
        30 to 59 days past due                                                                   2,682,073.19
        60 to 89 days past due                                                                     362,613.60
        90 or more days past due                                                                   291,117.41
        Total                                                                                    3,335,804.20

        Delinquency Ratio
        For the current Collection Period                                                              1.5580%
        For the preceding Collection Period                                                            1.5934%
        For the second preceding Collection Period                                                     0.0000%
        Average Delinquency Ratio                                                                      1.0504%

Weighted Average Computations
        Weighted Average Coupon                                                                       10.6611%
        Weighted Average Original Term (months)                                                           123
        Weighted Average Remaining Term (months)                                                          104


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                                  6,877,470.25
        Servicing Fee                                                                              136,888.57
        Interest allocable to the Seller's Certificate                                                   0.50
        Principal amount allocable to the Seller's Certificate                                           2.31
        Net Deposit to the Certificate Account                                                   6,740,578.86
        Wire Funds to the Certificateholders                                                     5,975,601.18
        Wire Funds to the Surety Bond Provider                                                      21,902.17
        Deposit Funds into the Reserve Account                                                     743,075.51
        Wire Funds to NationsCredit                                                                     -

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

MONTHLY SERVICERS
CERTIFICATE

NATIONSCREDIT GRANTOR TRUST
1996-1



     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                         Aug-96
Collection Period                                             July 1996
Determination Date                                            12-Aug-96
Deposit Date                                                  14-Aug-96
Distribution Date                                             15-Aug-96



Pool
Balance

     Pool Balance on the close of the last day of the preceding Collection
Period 198,824,312.57


        Principal Collections                                                                    4,733,094.46

        Principal Collections Adjustment - Over Payment Since Inception                           (326,363.83)

        Purchase Amounts Allocable to Principal                                                    117,663.45

        Defaulted Receivables                                                                      286,790.90

        Defaulted Receivables Adjustment  Since Inception                                          154,946.69

        Pool Balance on the close of the last day of the Collection Period                     193,858,180.90

        Original Pool Balance                                                                  223,194,105.12

        Pool Factor                                                                                86.8563176%

        Preference Amounts                                                                              -

        Certificate Pass-Through Rate                                                                  5.8500%

        Servicing Fee Rate                                                                             0.7500%

Available
Interest

        Collections allocable to interest                                                        1,797,169.07

        Liquidation Proceeds                                                                        88,764.29

        Purchase Amounts allocable to interest                                                          -

        Reserve Account Interest Withdrawal                                                             -

        Surety Interest Drawing                                                                         -

        Reserve Account Preference Withdrawal                                                           -

        Surety Preference Withdrawal                                                                    -

        Total Interest                                                                           1,885,933.36

Available Principal

        Collections allocable to principal                                                       4,406,730.63

        Purchase Amounts allocable to principal                                                    117,663.45

        Reserve Account Principal Withdrawal                                                             -

        Surety Principal Drawing                                                                         -

        Total Principal                                                                          4,524,394.08

Available Funds
        Collections allocable to interest                                                        1,797,169.07

        Liquidation Proceeds                                                                        88,764.29

        Purchase Amounts allocable to interest                                                           -

        Collections allocable to principal                                                       4,406,730.63

        Purchase Amounts allocable to principal                                                    117,663.45

        Total Available Funds                                                                    6,410,327.44

Deposit to Certificate Account

        Available Funds allocable to interest                                                    1,885,933.36

        Available Funds allocable to principal                                                   4,524,394.08

        Reserve Account Interest Withdrawal                                                             -

        Surety Interest Drawing                                                                         -

        Reserve Account Preference Withdrawal                                                           -

        Surety Preference Withdrawal                                                                    -

        Reserve Account Principal Withdrawal                                                            -

        Surety Principal Drawing                                                                        -

        Total Deposit to the Certificate Account                                                 6,410,327.44

Interest Payment
        Monthly Interest Payment                                                                   969,268.52

        Carry-Over Monthly Interest                                                                     -

        Total                                                                                      969,268.52


Principal Payment
        Monthly Principal Payment                                                                4,966,131.67

        Carry-Over Monthly Principal                                                                    -

        Total                                                                                    4,966,131.67

Servicing Fee
        Servicing Fee                                                                              124,265.20

        Carry-Over Monthly Servicing Fee                                                                -

        Total                                                                                      124,265.20

Distributions from the Certificate Account

        Interest distributions                                                                     969,268.52

        Principal distribution                                                                   4,966,131.67

        Preference Amounts                                                                              -

        Servicing Fee distribution                                                                 124,265.20

        Distributions to the Surety Bond Provider                                                   19,882.43

        Distributions to the Reserve Account                                                             -

        Distributions to the Seller                                                                330,779.62

        Carry-Over Monthly Interest to the next Distribution Date                                        -

        Carry-Over Monthly Principal to the next Distributions Date                                      -

        Carry-Over Monthly Servicing Fee to the next Distribution Date                                   -

Reserve Account

        Reserve Account Balance as of the end of the preceding Collection Period                 9,941,215.64

        Add:  Ajustment to Reconcile to actual account balance                                     117,679.98

        Reserve Account Balance as of the end of the preceding Collection Period                10,058,895.62

        Earnings from investments on the Reserve Account                                            39,461.90

        Reserve Account Interest Withdrawal                                                               -

        Reserve Account Preference Withdrawal                                                             -

        Reserve Account Principal Withdrawal                                                              -

        Deposits to the Reserve Account                                                                   -

        Adjment

        Reserve Account Balance                                                                 10,098,357.52

        Distributions of any excess amounts on deposit in the Reserve Account                      405,448.48

        Ending Reserve Account Balance                                                           9,692,909.05

        Reserve Account Balance as a % of the Pool Balance                                             5.0000%

        Specified Reserve Account Requirement                                                    9,692,909.05

        Amount needed to fully fund Reserve Account                                                       -

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                   50,997,966.74

        Surety Bond amount on the previous Distribution Date                                    52,278,300.24

        Payments made with respect Surety Principal Draws                                                 -

        Payments received with respect to unreimbursed Surety Principal Draws                             -

        Surety Bond Amount for the current Distribution Date                                    50,997,966.74

        Total Surety Interest Draws                                                                       -

        Total Surety Principal Draws                                                                      -

        Total Surety Preference Draws                                                                     -

        Total Draws                                                                                       -

        Surety Bond Fee                                                                             19,882.43

        Total unreimbursed Surety Interest Draws                                                         -

        Total unreimbursed Surety Principal Draws                                                        -

        Total unreimbursed Surety Preference Draws                                                       -

        Amount Owed to Surety Bond Provider                                                         19,882.43

        Surety Bond Fee Paid                                                                        19,882.43

        Total payments for Surety Interest Draws                                                         -

        Total payments for  Surety Principal Draws                                                       -

        Total payments for  Surety Preference Draws                                                      -

        Payments made to the Surety Bond Provider                                                   19,882.43

        Surety Bond Fee Outstanding                                                                      -

        Remaining unreimbursed Surety Interest Draws                                                     -

        Remaining unreimbursed Surety Principal Draws                                                    -

        Remaining unreimbursed Surety Preference Draws                                                   -

        Remaining Amounts Owed to the Surety Bond Provider                                               -

Net Credit Loss Ratio

        Net Credit Losses                                                                          198,026.61

        Adjustement for Defaulted Receivables Since Inception                                      154,946.69

        For the Current Collection Period                                                              0.1009%

        For the preceding Collection Period                                                            0.0748%

        For the second preceding Collection Period                                                     0.0142%

        Average Net Credit Loss Ratio                                                                  0.0633%

Delinquency Analysis

        Number of Loans

        30 to 59 days past due                                                                            322

        60 to 89 days past due                                                                             44

        90 or more days past due                                                                           91

        Total                                                                                             457

        Principal Balance
        30 to 59 days past due                                                                   3,753,309.85

        60 to 89 days past due                                                                     500,723.33

        90 or more days past due                                                                 1,009,318.78

        Total                                                                                    5,263,351.96

        Delinquency Ratio
        For the current Collection Period                                                              2.7151%

        For the preceding Collection Period                                                            2.4588%

        For the second preceding Collection Period                                                     2.1495%

        Average Delinquency Ratio                                                                      2.4411%

Weighted Average Computations

        Weighted Average Coupon                                                                       10.6492%

        Weighted Average Original Term (months)                                                           123

        Weighted Average Remaining Term (months)                                                          101

Cash Settlement for the Trustee

        Total Deposit to the Collection Account                                                  6,410,327.44
        Servicing Fee                                                                              124,265.20
        Interest allocable to the Seller's Certificate                                                   0.46
        Principal amount allocable to the Seller's Certificate                                           2.34
        Net Deposit to the Certificate Account                                                    6,286,059.45
        Wire Funds to the Certificateholders                                                      5,935,397.40
        Wire Funds to the Surety Bond Provider                                                       19,882.43
        Deposit Funds into the Reserve Account                                                            -
        Wire Funds to NationsCredit                                                                 330,779.62

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

MONTHLY SERVICERS
CERTIFICATE

NATIONSCREDIT GRANTOR TRUST
1996-1


     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                      Dec-96
Collection Period                                          1-Nov-96
Determination Date                                         11-Dec-96
Deposit Date                                               13-Dec-96
Distribution Date                                          16-Dec-96

Pool Balance

     Pool Balance on the close of the last day of the preceding Collection Period 182,250,706


        Principal Collections                                                                       3,007,027
        Principal Collections Adjustment - Over Payment Since Inception
        Purchase Amounts Allocable to Principal                                                        20,182
        Defaulted Receivables                                                                         311,086
        Defaulted Receivables Adjustment  Since Inception

        Pool Balance on the close of the last day of the Collection Period                        178,912,412
        Original Pool Balance                                                                     223,194,105
        Pool Factor                                                                                80.1600076%
        Preference Amounts                                                                                -
        Certificate Pass-Through Rate                                                                  5.8500%
        Servicing Fee Rate                                                                             0.7500%

Available Interest

        Collections allocable to interest                                                        1,490,049.90
        Liquidation Proceeds                                                                       125,090.02
        Purchase Amounts allocable to interest                                                           -
        Reserve Account Interest Withdrawal                                                              -
        Surety Interest Drawing                                                                          -
        Reserve Account Preference Withdrawal                                                            -
        Surety Preference Withdrawal                                                                     -
        Total Interest                                                                           1,615,139.92

Available Principal

        Collections allocable to principal                                                       3,007,026.61
        Purchase Amounts allocable to principal                                                     20,182.43
        Reserve Account Principal Withdrawal                                                            -
        Surety Principal Drawing                                                                        -
        Total Principal                                                                          3,027,209.04

Available Funds
        Collections allocable to interest                                                        1,490,049.90
        Liquidation Proceeds                                                                       125,090.02
        Purchase Amounts allocable to interest                                                         -
        Collections allocable to principal                                                       3,007,026.61
        Purchase Amounts allocable to principal                                                     20,182.43
        Total Available Funds                                                                    4,642,348.96

Deposit to Certificate Account

        Available Funds allocable to interest                                                    1,615,139.92
        Available Funds allocable to principal                                                   3,027,209.04
        Reserve Account Interest Withdrawal                                                             -
        Surety Interest Drawing                                                                         -
        Reserve Account Preference Withdrawal                                                           -
        Surety Preference Withdrawal                                                                    -
        Reserve Account Principal Withdrawal                                                            -
        Surety Principal Drawing                                                                        -
        Total Deposit to the Certificate Account                                                 4,642,348.96

Interest Payment
        Monthly Interest Payment                                                                   888,472.19
        Carry-Over Monthly Interest                                                                      -
        Total                                                                                      888,472.19

Principal Payment
        Monthly Principal Payment                                                                3,338,294.69
        Carry-Over Monthly Principal                                                                    -
        Total                                                                                    3,338,294.69

Servicing Fee
        Servicing Fee                                                                               113,906.69
        Carry-Over Monthly Servicing Fee                                                                -
        Total                                                                                       113,906.69

Distributions from the Certificate Account

        Interest distributions                                                                      888,472.19
        Principal distribution                                                                    3,338,294.69
        Preference Amounts                                                                               -
        Servicing Fee distribution                                                                  113,906.69
        Distributions to the Surety Bond Provider                                                    18,225.07
        Distributions to the Reserve Account                                                             -
        Distributions to the Seller                                                                283,450.31

        Carry-Over Monthly Interest to the next Distribution Date                                        -
        Carry-Over Monthly Principal to the next Distributions Date                                      -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                                   -

Reserve Account

        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period                 9,112,535.31
        Earnings from investments on the Reserve Account                                            38,467.66
        Reserve Account Interest Withdrawal                                                            -
        Reserve Account Preference Withdrawal                                                          -
        Reserve Account Principal Withdrawal                                                           -
        Deposits to the Reserve Account                                                                -
        Adjment

        Reserve Account Balance                                                                  9,151,002.97
        Distributions of any excess amounts on deposit in the Reserve Account                      205,382.39
        Ending Reserve Account Balance                                                           8,945,620.58
        Reserve Account Balance as a % of the Pool Balance                                             5.0000%
        Specified Reserve Account Requirement                                                    8,945,620.58
        Amount needed to fully fund Reserve Account                                                      -

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                   45,562,676.57
        Surety Bond amount on the previous Distribution Date                                    47,459,031.23
        Payments made with respect Surety Principal Draws                                                -
        Payments received with respect to unreimbursed Surety Principal Draws                            -
        Surety Bond Amount for the current Distribution Date                                    45,562,676.57
        Total Surety Interest Draws                                                                     -
        Total Surety Principal Draws                                                                    -
        Total Surety Preference Draws                                                                   -
        Total Draws                                                                                     -
        Surety Bond Fee                                                                                18,225
        Total unreimbursed Surety Interest Draws                                                        -
        Total unreimbursed Surety Principal Draws                                                       -
        Total unreimbursed Surety Preference Draws                                                      -
        Amount Owed to Surety Bond Provider                                                            18,225
        Surety Bond Fee Paid                                                                           18,225
        Total payments for Surety Interest Draws                                                        -
        Total payments for  Surety Principal Draws                                                      -
        Total payments for  Surety Preference Draws                                                     -
        Payments made to the Surety Bond Provider                                                      18,225
        Surety Bond Fee Outstanding                                                                     -
        Remaining unreimbursed Surety Interest Draws                                                    -
        Remaining unreimbursed Surety Principal Draws                                                   -
        Remaining unreimbursed Surety Preference Draws                                                  -
        Remaining Amounts Owed to the Surety Bond Provider                                              -

Net Credit Loss Ratio

        Net Credit Losses                                                                             185,996
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                              0.1030%
        For the preceding Collection Period                                                            0.1287%
        For the second preceding Collection Period                                                     0.1352%
        Average Net Credit Loss Ratio                                                                  0.1223%

Delinquency Analysis

        Number of Loans
        30 to 59 days past due                                                                            314
        60 to 89 days past due                                                                             79
        90 or more days past due                                                                          159

        Total                                                                                             552


        Principal Balance
        30 to 59 days past due                                                                   3,656,769.65
        60 to 89 days past due                                                                     877,839.96
        90 or more days past due                                                                 1,854,206.87

        Total                                                                                    6,388,816.48


        Delinquency Ratio
        For the current Collection Period                                                              3.5709%
        For the preceding Collection Period                                                            3.4150%
        For the second preceding Collection Period                                                     3.3275%
        Average Delinquency Ratio                                                                      3.4378%


Weighted Average Computations

        Weighted Average Coupon                                                                       10.6254%
        Weighted Average Original Term (months)                                                           123
        Weighted Average Remaining Term (months)                                                           98

Cash Settlement for the Trustee

        Total Deposit to the Collection Account                                                  4,642,348.96
        Servicing Fee                                                                              113,906.69
        Interest allocable to the Seller's Certificate                                                   0.42
        Principal amount allocable to the Seller's Certificate                                           1.57
        Net Deposit to the Certificate Account                                                   4,528,440.28
        Wire Funds to the Certificateholders                                                     4,226,764.89
        Wire Funds to the Surety Bond Provider                                                      18,225.07
        Deposit Funds into the Reserve Account                                                          -
        Wire Funds to NationsCredit                                                                283,450.31

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                      Feb-97
Collection Period                                          1-Jan-97
Determination Date                                         11-Feb-97
Deposit Date                                               14-Feb-97
Distribution Date                                          18-Feb-97

Pool Balance

        Pool Balance on the close of the last day of the preceding Collection Period              175,874,027
        Principal Collections                                                                       3,260,132
        Principal Collections Adjustment - Over Payment Since Inception
        Purchase Amounts Allocable to Principal                                                        19,738
        Defaulted Receivables                                                                         254,662
        Defaulted Receivables Adjustment  Since Inception
        Pool Balance on the close of the last day of the Collection Period                     172,339,495.25

        Original Pool Balance                                                                     223,194,105
        Pool Factor                                                                                77.2150748%
        Preference Amounts                                                                               -
        Certificate Pass-Through Rate                                                                  5.8500%
        Servicing Fee Rate                                                                             0.7500%

Available Interest
        Collections allocable to interest                                                           1,770,256
        Liquidation Proceeds                                                                           81,866
        Purchase Amounts allocable to interest                                                           -
        Reserve Account Interest Withdrawal                                                              -
        Surety Interest Drawing                                                                          -
        Reserve Account Preference Withdrawal                                                            -
        Surety Preference Withdrawal                                                                     -
        Total Interest                                                                              1,852,122

Available Principal
        Collections allocable to principal                                                          3,260,132
        Purchase Amounts allocable to principal                                                        19,738
        Reserve Account Principal Withdrawal                                                             -
        Surety Principal Drawing                                                                         -
        Total Principal                                                                             3,279,870

Available Funds
        Collections allocable to interest                                                           1,770,256
        Liquidation Proceeds                                                                           81,866
        Purchase Amounts allocable to interest                                                            -
        Collections allocable to principal                                                          3,260,132
        Purchase Amounts allocable to principal                                                        19,738
        Total Available Funds                                                                       5,131,992

Deposit to Certificate Account
        Available Funds allocable to interest                                                       1,852,122
        Available Funds allocable to principal                                                      3,279,870
        Reserve Account Interest Withdrawal                                                            -
        Surety Interest Drawing                                                                        -
        Reserve Account Preference Withdrawal                                                          -
        Surety Preference Withdrawal                                                                   -
        Reserve Account Principal Withdrawal                                                           -
        Surety Principal Drawing                                                                       -
        Total Deposit to the Certificate Account                                                    5,131,992

Interest Payment
        Monthly Interest Payment                                                                      857,386
        Carry-Over Monthly Interest                                                                    -
        Total                                                                                         857,386

Principal Payment
        Monthly Principal Payment                                                                   3,534,532
        Carry-Over Monthly Principal                                                                   -
        Total                                                                                       3,534,532

Servicing Fee
        Servicing Fee                                                                                 109,921
        Carry-Over Monthly Servicing Fee                                                                -
        Total                                                                                         109,921

Distributions from the Certificate Account
        Interest distributions                                                                     857,385.88
        Principal distribution                                                                   3,534,532.16
        Preference Amounts                                                                             -
        Servicing Fee distribution                                                                 109,921.27
        Distributions to the Surety Bond Provider                                                   17,587.40
        Distributions to the Reserve Account                                                           -
        Distributions to the Seller                                                                612,565.33

        Carry-Over Monthly Interest to the next Distribution Date                                       -
        Carry-Over Monthly Principal to the next Distributions Date                                     -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                                  -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period                 8,793,701.37
        Earnings from investments on the Reserve Account                                            38,335.13
        Reserve Account Interest Withdrawal                                                            -
        Reserve Account Preference Withdrawal                                                          -
        Reserve Account Principal Withdrawal                                                           -
        Deposits to the Reserve Account                                                                -
        Adjment
        Reserve Account Balance                                                                  8,832,036.50
        Distributions of any excess amounts on deposit in the Reserve Account                      215,061.74
        Ending Reserve Account Balance                                                           8,616,974.76
        Reserve Account Balance as a % of the Pool Balance                                             5.0000%
        Specified Reserve Account Requirement                                                    8,616,974.76
        Amount needed to fully fund Reserve Account                                                      -

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                   43,968,506.85
        Surety Bond amount on the previous Distribution Date                                    44,728,102.90
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                           43,968,506.85


        Total Surety Interest Draws                                                                      -
        Total Surety Principal Draws                                                                     -
        Total Surety Preference Draws                                                                    -
        Total Draws                                                                                      -
        Surety Bond Fee                                                                                17,587
        Total unreimbursed Surety Interest Draws                                                         -
        Total unreimbursed Surety Principal Draws                                                        -
        Total unreimbursed Surety Preference Draws                                                       -
        Amount Owed to Surety Bond Provider                                                            17,587
        Surety Bond Fee Paid                                                                           17,587
        Total payments for Surety Interest Draws                                                         -
        Total payments for  Surety Principal Draws                                                       -
        Total payments for  Surety Preference Draws                                                      -
        Payments made to the Surety Bond Provider                                                      17,587
        Surety Bond Fee Outstanding                                                                      -
        Remaining unreimbursed Surety Interest Draws                                                     -
        Remaining unreimbursed Surety Principal Draws                                                    -
        Remaining unreimbursed Surety Preference Draws                                                   -
        Remaining Amounts Owed to the Surety Bond Provider                                               -

Net Credit Loss Ratio
        Net Credit Losses                                                                             172,796
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                              0.0992%
        For the preceding Collection Period                                                            0.1160%
        For the second preceding Collection Period                                                     0.1030%
        Average Net Credit Loss Ratio                                                                  0.1061%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                            290
        60 to 89 days past due                                                                             88
        90 or more days past due                                                                          194
        Total                                                                                             572

        Principal Balance
        30 to 59 days past due                                                                      3,438,963
        60 to 89 days past due                                                                        858,184
        90 or more days past due                                                                    2,270,748
        Total                                                                                       6,567,896

        Delinquency Ratio
        For the current Collection Period                                                              3.8110%
        For the preceding Collection Period                                                            5.0859%
        For the second preceding Collection Period                                                     3.5709%
        Average Delinquency Ratio                                                                      4.1560%

Weighted Average Computations
        Weighted Average Coupon                                                                       10.6191%
        Weighted Average Original Term (months)                                                           123
        Weighted Average Remaining Term (months)                                                           97


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                                  5,131,992.04
        Servicing Fee                                                                              109,921.27
        Interest allocable to the Seller's Certificate                                                   0.40
        Principal amount allocable to the Seller's Certificate                                           1.66
        Net Deposit to the Certificate Account                                                   5,022,068.70
        Wire Funds to the Certificateholders                                                     4,391,915.98
        Wire Funds to the Surety Bond Provider                                                      17,587.40
        Deposit Funds into the Reserve Account                                                           -
        Wire Funds to NationsCredit                                                                612,565.33

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                    Jan-97
Collection Period                                        1-Dec-96
Determination Date                                       13-Jan-97
Deposit Date                                             14-Jan-97
Distribution Date                                        15-Jan-97

Pool Balance

     Pool Balance on the close of the last day of the preceding Collection
Period 178,912,412 Principal Collections 2,653,280 Principal Collections
Adjustment - Over Payment Since Inception Purchase Amounts Allocable to
Principal 57,340 Defaulted Receivables 327,765 Defaulted Receivables Adjustment
Since Inception Pool Balance on the close of the last day of the Collection
Period 175,874,027

        Original Pool Balance                                                                     223,194,105
        Pool Factor                                                                                78.7986884%
        Preference Amounts                                                                                -
        Certificate Pass-Through Rate                                                                  5.8500%
        Servicing Fee Rate                                                                             0.7500%

Available Interest
        Collections allocable to interest                                                           1,455,696
        Liquidation Proceeds                                                                          122,023
        Purchase Amounts allocable to interest                                                           -
        Reserve Account Interest Withdrawal                                                              -
        Surety Interest Drawing                                                                          -
        Reserve Account Preference Withdrawal                                                            -
        Surety Preference Withdrawal                                                                     -
        Total Interest                                                                              1,577,719

Available Principal
        Collections allocable to principal                                                          2,653,280
        Purchase Amounts allocable to principal                                                        57,340
        Reserve Account Principal Withdrawal                                                              -
        Surety Principal Drawing                                                                          -
        Total Principal                                                                             2,710,620

Available Funds
        Collections allocable to interest                                                           1,455,696
        Liquidation Proceeds                                                                          122,023
        Purchase Amounts allocable to interest                                                           -
        Collections allocable to principal                                                          2,653,280
        Purchase Amounts allocable to principal                                                        57,340
        Total Available Funds                                                                       4,288,339

Deposit to Certificate Account
        Available Funds allocable to interest                                                       1,577,719
        Available Funds allocable to principal                                                      2,710,620
        Reserve Account Interest Withdrawal                                                              -
        Surety Interest Drawing                                                                          -
        Reserve Account Preference Withdrawal                                                            -
        Surety Preference Withdrawal                                                                     -
        Reserve Account Principal Withdrawal                                                             -
        Surety Principal Drawing                                                                         -
        Total Deposit to the Certificate Account                                                    4,288,339

Interest Payment
        Monthly Interest Payment                                                                      872,198
        Carry-Over Monthly Interest                                                                      -
        Total                                                                                         872,198

Principal Payment
        Monthly Principal Payment                                                                  3,038,384
        Carry-Over Monthly Principal                                                                     -
        Total                                                                                      3,038,384

Servicing Fee
        Servicing Fee                                                                              111,820.26
        Carry-Over Monthly Servicing Fee                                                                 -
        Total                                                                                      111,820.26

Distributions from the Certificate Account
        Interest distributions                                                                     872,198.01
        Principal distribution                                                                   3,038,384.19
        Preference Amounts                                                                               -
        Servicing Fee distribution                                                                 111,820.26
        Distributions to the Surety Bond Provider                                                   17,891.24
        Distributions to the Reserve Account                                                             -
        Distributions to the Seller                                                                248,045.18

        Carry-Over Monthly Interest to the next Distribution Date                                        -
        Carry-Over Monthly Principal to the next Distributions Date                                      -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                                   -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period                 8,945,620.58
        Earnings from investments on the Reserve Account                                            36,512.86
        Reserve Account Interest Withdrawal                                                             -
        Reserve Account Preference Withdrawal                                                           -
        Reserve Account Principal Withdrawal                                                            -
        Deposits to the Reserve Account                                                                 -
        Adjment
        Reserve Account Balance                                                                  8,982,133.44
        Distributions of any excess amounts on deposit in the Reserve Account                      188,432.07
        Ending Reserve Account Balance                                                           8,793,701.37
        Reserve Account Balance as a % of the Pool Balance                                                      5.0000%
        Specified Reserve Account Requirement                                                    8,793,701.37
        Amount needed to fully fund Reserve Account                                                      -

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                   44,728,102.90
        Surety Bond amount on the previous Distribution Date                                    45,562,676.57
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                           44,728,102.90


        Total Surety Interest Draws                                                                    -
        Total Surety Principal Draws                                                                   -
        Total Surety Preference Draws                                                                  -
        Total Draws                                                                                    -
        Surety Bond Fee                                                                                17,891
        Total unreimbursed Surety Interest Draws                                                       -
        Total unreimbursed Surety Principal Draws                                                      -
        Total unreimbursed Surety Preference Draws                                                     -
        Amount Owed to Surety Bond Provider                                                            17,891
        Surety Bond Fee Paid                                                                           17,891
        Total payments for Surety Interest Draws                                                        -
        Total payments for  Surety Principal Draws                                                      -
        Total payments for  Surety Preference Draws                                                     -
        Payments made to the Surety Bond Provider                                                      17,891
        Surety Bond Fee Outstanding                                                                     -
        Remaining unreimbursed Surety Interest Draws                                                    -
        Remaining unreimbursed Surety Principal Draws                                                   -
        Remaining unreimbursed Surety Preference Draws                                                  -
        Remaining Amounts Owed to the Surety Bond Provider                                              -

Net Credit Loss Ratio
        Net Credit Losses                                                                             205,741
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                              0.1160%
        For the preceding Collection Period                                                            0.1030%
        For the second preceding Collection Period                                                     0.1287%
        Average Net Credit Loss Ratio                                                                  0.1159%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                            495
        60 to 89 days past due                                                                            112
        90 or more days past due                                                                          175
        Total                                                                                             782

        Principal Balance
        30 to 59 days past due                                                                   5,663,805.62
        60 to 89 days past due                                                                   1,188,144.33
        90 or more days past due                                                                 2,092,845.59
        Total                                                                                    8,944,795.54

        Delinquency Ratio
        For the current Collection Period                                                              5.0859%
        For the preceding Collection Period                                                            3.5709%
        For the second preceding Collection Period                                                     3.4150%
        Average Delinquency Ratio                                                                      4.0240%

Weighted Average Computations
        Weighted Average Coupon                                                                       10.6216%
        Weighted Average Original Term (months)                                                           123
        Weighted Average Remaining Term (months)                                                           98


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                                  4,288,338.87
        Servicing Fee                                                                              111,820.26
        Interest allocable to the Seller's Certificate                                                   0.41
        Principal amount allocable to the Seller's Certificate                                           1.43
        Net Deposit to the Certificate Account                                                   4,176,516.77
        Wire Funds to the Certificateholders                                                     3,910,580.35
        Wire Funds to the Surety Bond Provider                                                      17,891.24
        Deposit Funds into the Reserve Account                                                          -
        Wire Funds to NationsCredit                                                                248,045.18

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                       Jul-96
Collection Period                                           June 1996
Determination Date                                          11-Jul-96
Deposit Date                                                14-Jul-96
Distribution Date                                           15-Jul-96

Pool Balance

     Pool Balance on the close of the last day of the preceding Collection
Period 203,821,207.54 Principal Collections 4,748,725.51 Principal Collections
Adjustment - Over Payment Since Inception Purchase Amounts Allocable to
Principal 101,673.16 Defaulted Receivables 146,496.06 Defaulted Receivables
Adjustment Since Inception Pool Balance on the close of the last day of the Collection Period 198,824,312.81

        Original Pool Balance                                                                  223,194,105.12
        Pool Factor                                                                                89.0813459%
        Preference Amounts                                                                              -
        Certificate Pass-Through Rate                                                                  5.8500%
        Servicing Fee Rate                                                                             0.7500%

Available Interest
        Collections allocable to interest                                                        1,739,844.64
        Liquidation Proceeds                                                                        32,700.00
        Purchase Amounts allocable to interest                                                          -
        Reserve Account Interest Withdrawal                                                             -
        Surety Interest Drawing                                                                         -
        Reserve Account Preference Withdrawal                                                           -
        Surety Preference Withdrawal                                                                    -
        Total Interest                                                                           1,772,544.64

Available Principal
        Collections allocable to principal                                                       4,748,725.51
        Purchase Amounts allocable to principal                                                    101,673.16
        Reserve Account Principal Withdrawal                                                           -
        Surety Principal Drawing                                                                       -
        Total Principal                                                                          4,850,398.67

Available Funds
        Collections allocable to interest                                                        1,739,844.64
        Liquidation Proceeds                                                                        32,700.00
        Purchase Amounts allocable to interest                                                         -
        Collections allocable to principal                                                       4,748,725.51
        Purchase Amounts allocable to principal                                                    101,673.16
        Total Available Funds                                                                    6,622,943.31

Deposit to Certificate Account
        Available Funds allocable to interest                                                    1,772,544.64
        Available Funds allocable to principal                                                   4,850,398.67
        Reserve Account Interest Withdrawal                                                            -
        Surety Interest Drawing                                                                        -
        Reserve Account Preference Withdrawal                                                          -
        Surety Preference Withdrawal                                                                   -
        Reserve Account Principal Withdrawal                                                           -
        Surety Principal Drawing                                                                       -
        Total Deposit to the Certificate Account                                                 6,622,943.31

Interest Payment
        Monthly Interest Payment                                                                   993,628.39
        Carry-Over Monthly Interest                                                                    -
        Total                                                                                      993,628.39

Principal Payment
        Monthly Principal Payment                                                                4,996,894.73
        Carry-Over Monthly Principal                                                                   -
        Total                                                                                    4,996,894.73

Servicing Fee
        Servicing Fee                                                                              127,388.25
        Carry-Over Monthly Servicing Fee                                                               -
        Total                                                                                      127,388.25

Distributions from the Certificate Account
        Interest distributions                                                                     993,628.39
        Principal distribution                                                                   4,996,894.73
        Preference Amounts                                                                             -
        Servicing Fee distribution                                                                 127,388.25
        Distributions to the Surety Bond Provider                                                   20,382.12
        Distributions to the Reserve Account                                                       484,649.82
        Distributions to the Seller                                                                    -

        Carry-Over Monthly Interest to the next Distribution Date                                      -
        Carry-Over Monthly Principal to the next Distributions Date                                    -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                                 -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period                 9,438,069.93
        Earnings from investments on the Reserve Account                                            76,038.15
        Reserve Account Interest Withdrawal                                                            -
        Reserve Account Preference Withdrawal                                                          -
        Reserve Account Principal Withdrawal                                                           -
        Deposits to the Reserve Account                                                            484,649.82
        Adjment
        Reserve Account Balance                                                                  9,998,757.90
        Distributions of any excess amounts on deposit in the Reserve Account                       57,542.26
        Ending Reserve Account Balance                                                           9,941,215.64
        Reserve Account Balance as a % of the Pool Balance                                                      5.0000%
        Specified Reserve Account Requirement                                                    9,941,215.64
        Amount needed to fully fund Reserve Account                                                    -

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                  52,278,300.24
        Surety Bond amount on the previous Distribution Date                                   53,541,350.03
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                          52,278,300.24


        Total Surety Interest Draws                                                                   -
        Total Surety Principal Draws                                                                  -
        Total Surety Preference Draws                                                                 -
        Total Draws                                                                                   -
        Surety Bond Fee                                                                            20,382.12
        Total unreimbursed Surety Interest Draws                                                      -
        Total unreimbursed Surety Principal Draws                                                     -
        Total unreimbursed Surety Preference Draws                                                    -
        Amount Owed to Surety Bond Provider                                                        20,382.12
        Surety Bond Fee Paid                                                                       20,382.12
        Total payments for Surety Interest Draws                                                      -
        Total payments for  Surety Principal Draws                                                    -
        Total payments for  Surety Preference Draws                                                   -
        Payments made to the Surety Bond Provider                                                   20,382.12
        Surety Bond Fee Outstanding                                                                   -
        Remaining unreimbursed Surety Interest Draws                                                  -
        Remaining unreimbursed Surety Principal Draws                                                 -
        Remaining unreimbursed Surety Preference Draws                                                -
        Remaining Amounts Owed to the Surety Bond Provider                                            -

Net Credit Loss Ratio
        Net Credit Losses                                                                          113,796.06
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                              0.0565%
        For the preceding Collection Period                                                            0.0110%
        For the second preceding Collection Period                                                     0.0080%
        Average Net Credit Loss Ratio                                                                  0.0252%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                            306
        60 to 89 days past due                                                                             42
        90 or more days past due                                                                           86
        Total                                                                                             434

        Principal Balance
        30 to 59 days past due                                                                   3,442,551.66
        60 to 89 days past due                                                                     455,320.34
        90 or more days past due                                                                   995,131.95
        Total                                                                                    4,893,003.95

        Delinquency Ratio
        For the current Collection Period                                                              2.4610%
        For the preceding Collection Period                                                            2.1495%
        For the second preceding Collection Period                                                     1.9644%
        Average Delinquency Ratio                                                                      2.1916%

Weighted Average Computations
        Weighted Average Coupon                                                                       10.6510%
        Weighted Average Original Term (months)                                                           123
        Weighted Average Remaining Term (months)                                                          102


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                                  6,622,943.31
        Servicing Fee                                                                              127,388.25
        Interest allocable to the Seller's Certificate                                                   0.47
        Principal amount allocable to the Seller's Certificate                                           2.35
        Net Deposit to the Certificate Account                                                   6,495,552.23
        Wire Funds to the Certificateholders                                                     5,990,520.30
        Wire Funds to the Surety Bond Provider                                                      20,382.12
        Deposit Funds into the Reserve Account                                                     484,649.82
        Wire Funds to NationsCredit                                                                      -

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                     Jun-96
Collection Period                                         May 1996
Determination Date                                        11-Jun-96
Deposit Date                                              14-Jun-96
Distribution Date                                         17-Jun-96

Pool Balance

     Pool Balance on the close of the last day of the preceding Collection
Period 209,006,395.11 Principal Collections 5,121,334.13 Principal Collections
Adjustment - Over Payment Since Inception Purchase Amounts Allocable to
Principal 49,733.04 Defaulted Receivables 14,120.40 Defaulted Receivables
Adjustment Since Inception Pool Balance on the close of the last day of the Collection Period 203,821,207.54

        Original Pool Balance                                                                  223,194,105.12
        Pool Factor                                                                                91.3201571%
        Preference Amounts                                                                             -
        Certificate Pass-Through Rate                                                                  5.8500%
        Servicing Fee Rate                                                                             0.7500%

Available Interest
        Collections allocable to interest                                                         1,867,909.84
        Liquidation Proceeds                                                                             -
        Purchase Amounts allocable to interest                                                           -
        Reserve Account Interest Withdrawal                                                              -
        Surety Interest Drawing                                                                          -
        Reserve Account Preference Withdrawal                                                            -
        Surety Preference Withdrawal                                                                     -
        Total Interest                                                                           1,867,909.84

Available Principal
        Collections allocable to principal                                                       5,121,334.13
        Purchase Amounts allocable to principal                                                     49,733.04
        Reserve Account Principal Withdrawal                                                            -
        Surety Principal Drawing                                                                        -
        Total Principal                                                                          5,171,067.17

Available Funds
        Collections allocable to interest                                                        1,867,909.84
        Liquidation Proceeds                                                                           -
        Purchase Amounts allocable to interest                                                         -
        Collections allocable to principal                                                       5,121,334.13
        Purchase Amounts allocable to principal                                                     49,733.04
        Total Available Funds                                                                    7,038,977.01

Deposit to Certificate Account
        Available Funds allocable to interest                                                    1,867,909.84
        Available Funds allocable to principal                                                   5,171,067.17
        Reserve Account Interest Withdrawal                                                           -
        Surety Interest Drawing                                                                       -
        Reserve Account Preference Withdrawal                                                         -
        Surety Preference Withdrawal                                                                  -
        Reserve Account Principal Withdrawal                                                          -
        Surety Principal Drawing                                                                      -
        Total Deposit to the Certificate Account                                                 7,038,977.01

Interest Payment
        Monthly Interest Payment                                                                 1,018,906.18
        Carry-Over Monthly Interest                                                                   -
        Total                                                                                    1,018,906.18

Principal Payment
        Monthly Principal Payment                                                                5,185,187.57
        Carry-Over Monthly Principal                                                                   -
        Total                                                                                    5,185,187.57

Servicing Fee
        Servicing Fee                                                                              130,629.00
        Carry-Over Monthly Servicing Fee                                                               -
        Total                                                                                      130,629.00

Distributions from the Certificate Account
        Interest distributions                                                                   1,018,906.18
        Principal distribution                                                                   5,185,187.57
        Preference Amounts                                                                              -
        Servicing Fee distribution                                                                 130,629.00
        Distributions to the Surety Bond Provider                                                   20,900.64
        Distributions to the Reserve Account                                                       683,353.63
        Distributions to the Seller                                                                    -

        Carry-Over Monthly Interest to the next Distribution Date                                      -
        Carry-Over Monthly Principal to the next Distributions Date                                    -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                                 -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period                 8,758,909.80
        Earnings from investments on the Reserve Account                                                -
        Reserve Account Interest Withdrawal                                                             -
        Reserve Account Preference Withdrawal                                                           -
        Reserve Account Principal Withdrawal                                                            -
        Deposits to the Reserve Account                                                            683,353.63
        Adjment
        Reserve Account Balance                                                                  9,442,263.43
        Distributions of any excess amounts on deposit in the Reserve Account                          -
        Ending Reserve Account Balance                                                           9,442,263.43
        Reserve Account Balance as a % of the Pool Balance                                             4.6326%
        Specified Reserve Account Requirement                                                   10,191,060.38
        Amount needed to fully fund Reserve Account                                                748,796.95

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                   53,528,461.59
        Surety Bond amount on the previous Distribution Date                                    54,755,429.87
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                           53,528,461.59

        Total Surety Interest Draws                                                                    -
        Total Surety Principal Draws                                                                   -
        Total Surety Preference Draws                                                                  -
        Total Draws                                                                                    -
        Surety Bond Fee                                                                             20,900.64
        Total unreimbursed Surety Interest Draws                                                       -
        Total unreimbursed Surety Principal Draws                                                      -
        Total unreimbursed Surety Preference Draws                                                     -
        Amount Owed to Surety Bond Provider                                                         20,900.64
        Surety Bond Fee Paid                                                                        20,900.64
        Total payments for Surety Interest Draws                                                        -
        Total payments for  Surety Principal Draws                                                      -
        Total payments for  Surety Preference Draws                                                     -
        Payments made to the Surety Bond Provider                                                   20,900.64
        Surety Bond Fee Outstanding                                                                     -
        Remaining unreimbursed Surety Interest Draws                                                    -
        Remaining unreimbursed Surety Principal Draws                                                   -
        Remaining unreimbursed Surety Preference Draws                                                  -
        Remaining Amounts Owed to the Surety Bond Provider                                              -

Net Credit Loss Ratio
        Net Credit Losses                                                                           14,120.40
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                              0.0068%
        For the preceding Collection Period                                                            0.0067%
        For the second preceding Collection Period                                                     0.0039%
        Average Net Credit Loss Ratio                                                                  0.0058%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                            278
        60 to 89 days past due                                                                             56
        90 or more days past due                                                                           61
        Total                                                                                             395

        Principal Balance
        30 to 59 days past due                                                                   3,054,912.77
        60 to 89 days past due                                                                     735,561.80
        90 or more days past due                                                                   594,355.62
        Total                                                                                    4,384,830.19

        Delinquency Ratio
        For the current Collection Period                                                              2.1513%
        For the preceding Collection Period                                                            1.9654%
        For the second preceding Collection Period                                                     1.5580%
        Average Delinquency Ratio                                                                      1.8916%

Weighted Average Computations
        Weighted Average Coupon                                                                       10.6546%
        Weighted Average Original Term (months)                                                           123
        Weighted Average Remaining Term (months)                                                          102


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                                  7,038,977.01
        Servicing Fee                                                                              130,629.00
        Interest allocable to the Seller's Certificate                                                   0.48
        Principal amount allocable to the Seller's Certificate                                           2.44
        Net Deposit to the Certificate Account                                                   6,908,345.09
        Wire Funds to the Certificateholders                                                     6,204,090.82
        Wire Funds to the Surety Bond Provider                                                      20,900.64
        Deposit Funds into the Reserve Account                                                     683,353.63
        Wire Funds to NationsCredit                                                                      -

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as
Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                      Mar-96
Collection Period                                          Feb. 1996
Determination Date                                         11-Mar-96
Deposit Date                                               14-Mar-96
Distribution Date                                          15-Mar-96

Pool Balance

        Pool Balance on the close of the last day of the preceding Collection Period           223,194,105.12
        Principal Collections                                                                    4,141,585.05
        Principal Collections Adjustment - Over Payment Since Inception
        Purchase Amounts Allocable to Principal                                                     26,528.34
        Defaulted Receivables                                                                        4,272.26
        Defaulted Receivables Adjustment  Since Inception
        Pool Balance on the close of the last day of the Collection Period                     219,021,719.47
        Original Pool Balance                                                                  223,194,105.12
        Pool Factor                                                                                98.1306022%
        Preference Amounts                                                                             -
        Certificate Pass-Through Rate                                                                  5.8500%
        Servicing Fee Rate                                                                             0.7500%

Available Interest
        Collections allocable to interest                                                        1,908,068.24
        Liquidation Proceeds                                                                           -
        Purchase Amounts allocable to interest                                                         -
        Reserve Account Interest Withdrawal                                                            -
        Surety Interest Drawing                                                                        -
        Reserve Account Preference Withdrawal                                                          -
        Surety Preference Withdrawal                                                                   -
        Total Interest                                                                           1,908,068.24

Available Principal
        Collections allocable to principal                                                       4,141,585.05
        Purchase Amounts allocable to principal                                                     26,528.34
        Reserve Account Principal Withdrawal                                                            -
        Surety Principal Drawing                                                                        -
        Total Principal                                                                          4,168,113.39

Available Funds
        Collections allocable to interest                                                        1,908,068.24
        Liquidation Proceeds                                                                           -
        Purchase Amounts allocable to interest                                                         -
        Collections allocable to principal                                                       4,141,585.05
        Purchase Amounts allocable to principal                                                     26,528.34
        Total Available Funds                                                                    6,076,181.63

Deposit to Certificate Account
        Available Funds allocable to interest                                                    1,908,068.24
        Available Funds allocable to principal                                                   4,168,113.39
        Reserve Account Interest Withdrawal                                                            -
        Surety Interest Drawing                                                                        -
        Reserve Account Preference Withdrawal                                                          -
        Surety Preference Withdrawal                                                                   -
        Reserve Account Principal Withdrawal                                                           -
        Surety Principal Drawing                                                                       -
        Total Deposit to the Certificate Account                                                 6,076,181.63

Interest Payment
        Monthly Interest Payment                                                                 1,088,071.26
        Carry-Over Monthly Interest                                                                    -
        Total                                                                                    1,088,071.26

Principal Payment
        Monthly Principal Payment                                                                4,172,385.65
        Carry-Over Monthly Principal                                                                    -
        Total                                                                                    4,172,385.65

Servicing Fee
        Servicing Fee                                                                              139,496.32
        Carry-Over Monthly Servicing Fee                                                                -
        Total                                                                                      139,496.32

Distributions from the Certificate Account
        Interest distributions                                                                   1,088,071.26
        Principal distribution                                                                   4,172,385.65
        Preference Amounts                                                                             -
        Servicing Fee distribution                                                                 139,496.32
        Distributions to the Surety Bond Provider                                                   22,319.41
        Distributions to the Reserve Account                                                       653,908.99
        Distributions to the Seller                                                                    -

        Carry-Over Monthly Interest to the next Distribution Date                                      -
        Carry-Over Monthly Principal to the next Distributions Date                                    -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                                 -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period                 6,695,823.15
        Earnings from investments on the Reserve Account                                              -
        Reserve Account Interest Withdrawal                                                           -
        Reserve Account Preference Withdrawal                                                         -
        Reserve Account Principal Withdrawal                                                          -
        Deposits to the Reserve Account                                                            653,908.99
        Adjment
        Reserve Account Balance                                                                  7,349,732.14
        Distributions of any excess amounts on deposit in the Reserve Account                                                    -
        Ending Reserve Account Balance                                                           7,349,732.14
        Reserve Account Balance as a % of the Pool Balance                                             3.3557%
        Specified Reserve Account Requirement                                                   10,951,085.97
        Amount needed to fully fund Reserve Account                                              3,601,353.83

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                   55,798,526.28
        Surety Bond amount on the previous Distribution Date                                    55,798,526.28
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                           55,798,526.28


        Total Surety Interest Draws                                                                    -
        Total Surety Principal Draws                                                                   -
        Total Surety Preference Draws                                                                  -
        Total Draws                                                                                    -
        Surety Bond Fee                                                                             22,319.41
        Total unreimbursed Surety Interest Draws                                                       -
        Total unreimbursed Surety Principal Draws                                                      -
        Total unreimbursed Surety Preference Draws                                                     -
        Amount Owed to Surety Bond Provider                                                        22,319.41
        Surety Bond Fee Paid                                                                       22,319.41
        Total payments for Surety Interest Draws                                                       -
        Total payments for  Surety Principal Draws                                                     -
        Total payments for  Surety Preference Draws                                                    -
        Payments made to the Surety Bond Provider                                                  22,319.41
        Surety Bond Fee Outstanding                                                                    -
        Remaining unreimbursed Surety Interest Draws                                                   -
        Remaining unreimbursed Surety Principal Draws                                                  -
        Remaining unreimbursed Surety Preference Draws                                                 -
        Remaining Amounts Owed to the Surety Bond Provider                                                       -

Net Credit Loss Ratio
        Net Credit Losses                                                                               4,272
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                              0.0019%
        For the preceding Collection Period                                                            0.0000%
        For the second preceding Collection Period                                                     0.0000%
        Average Net Credit Loss Ratio                                                                  0.0006%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                            256
        60 to 89 days past due                                                                             40
        90 or more days past due                                                                            1
        Total                                                                                             297

        Principal Balance
        30 to 59 days past due                                                                   3,047,732.87
        60 to 89 days past due                                                                     417,690.50
        90 or more days past due                                                                    24,374.75
        Total                                                                                    3,489,798.12

        Delinquency Ratio
        For the current Collection Period                                                             1.5934%
        For the preceding Collection Period                                                           0.0000%
        For the second preceding Collection Period                                                    0.0000%
        Average Delinquency Ratio                                                                     0.5311%

Weighted Average Computations
        Weighted Average Coupon                                                                       10.6662%
        Weighted Average Original Term (months)                                                           123
        Weighted Average Remaining Term (months)                                                          104


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                                  6,076,181.63
        Servicing Fee                                                                              139,496.32
        Interest allocable to the Seller's Certificate                                                   0.51
        Principal amount allocable to the Seller's Certificate                                           1.97
        Net Deposit to the Certificate Account                                                   5,936,682.84
        Wire Funds to the Certificateholders                                                     5,260,454.43
        Wire Funds to the Surety Bond Provider                                                      22,319.41
        Deposit Funds into the Reserve Account                                                     653,908.99
        Wire Funds to NationsCredit                                                                     -

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                           Mar-97
Collection Period                                               1-Feb-97
Determination Date                                              11-Mar-97
Deposit Date                                                    14-Mar-97
Distribution Date                                               17-Mar-97

Pool Balance

        Pool Balance on the close of the last day of the preceding Collection Period       172,339,495.25
        Principal Collections                                                                3,259,968.81
        Principal Collections Adjustment - Over Payment Since Inception
        Purchase Amounts Allocable to Principal                                                 13,657.93
        Defaulted Receivables                                                                  431,318.66
        Defaulted Receivables Adjustment  Since Inception
        Pool Balance on the close of the last day of the Collection Period                 168,634,549.85

        Original Pool Balance                                                              223,194,105.12
        Pool Factor                                                                         75.5551092%
        Preference Amounts                                                                      -
        Certificate Pass-Through Rate                                                        5.8500%
        Servicing Fee Rate                                                                   0.7500%

Available Interest
        Collections allocable to interest                                                  1,404,905.84
        Liquidation Proceeds                                                                 260,936.33
        Purchase Amounts allocable to interest                                                   -
        Reserve Account Interest Withdrawal                                                      -
        Surety Interest Drawing                                                                  -
        Reserve Account Preference Withdrawal                                                    -
        Surety Preference Withdrawal                                                             -
        Total Interest                                                                     1,665,842.17

Available Principal
        Collections allocable to principal                                                 3,259,968.81
        Purchase Amounts allocable to principal                                               13,657.93
        Reserve Account Principal Withdrawal                                                      -
        Surety Principal Drawing                                                                 -
        Total Principal                                                                    3,273,626.74

Available Funds
        Collections allocable to interest                                                  1,404,905.84
        Liquidation Proceeds                                                                 260,936.33
        Purchase Amounts allocable to interest                                                    -
        Collections allocable to principal                                                 3,259,968.81
        Purchase Amounts allocable to principal                                               13,657.93
        Total Available Funds                                                              4,939,468.91

Deposit to Certificate Account
        Available Funds allocable to interest                                              1,665,842.17
        Available Funds allocable to principal                                             3,273,626.74
        Reserve Account Interest Withdrawal                                                      -
        Surety Interest Drawing                                                                  -
        Reserve Account Preference Withdrawal                                                    -
        Surety Preference Withdrawal                                                             -
        Reserve Account Principal Withdrawal                                                     -
        Surety Principal Drawing                                                                 -
        Total Deposit to the Certificate Account                                            4,939,468.91

Interest Payment
        Monthly Interest Payment                                                              840,155.04
        Carry-Over Monthly Interest                                                                 -
        Total                                                                                 840,155.04

Principal Payment
        Monthly Principal Payment                                                           3,704,945.40
        Carry-Over Monthly Principal                                                             -
        Total                                                                               3,704,945.40

Servicing Fee
        Servicing Fee                                                                         107,712.18
        Carry-Over Monthly Servicing Fee                                                         -
        Total                                                                                 107,712.18

Distributions from the Certificate Account
        Interest distributions                                                                840,155.04
        Principal distribution                                                              3,704,945.40
        Preference Amounts                                                                        -
        Servicing Fee distribution                                                            107,712.18
        Distributions to the Surety Bond Provider                                              17,233.95
        Distributions to the Reserve Account                                                     -
        Distributions to the Seller                                                           269,422.34

        Carry-Over Monthly Interest to the next Distribution Date                                  -
        Carry-Over Monthly Principal to the next Distributions Date                                -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                             -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period            8,616,974.76
        Earnings from investments on the Reserve Account                                       30,004.63
        Reserve Account Interest Withdrawal                                                      -
        Reserve Account Preference Withdrawal                                                    -
        Reserve Account Principal Withdrawal                                                     -
        Deposits to the Reserve Account                                                          -
        Adjment
        Reserve Account Balance                                                             8,646,979.39
        Distributions of any excess amounts on deposit in the Reserve Account                 215,251.90
        Ending Reserve Account Balance                                                      8,431,727.49
        Reserve Account Balance as a % of the Pool Balance                                       5.0000%
        Specified Reserve Account Requirement                                               8,431,727.49
        Amount needed to fully fund Reserve Account                                              -

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                             43,084,873.81
        Surety Bond amount on the previous Distribution Date                              43,916,593.21
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                     43,084,873.81


        Total Surety Interest Draws                                                              -
        Total Surety Principal Draws                                                             -
        Total Surety Preference Draws                                                            -
        Total Draws                                                                              -
        Surety Bond Fee                                                                        17,233.95
        Total unreimbursed Surety Interest Draws                                                  -
        Total unreimbursed Surety Principal Draws                                                 -
        Total unreimbursed Surety Preference Draws                                                       -
        Amount Owed to Surety Bond Provider                                                    17,233.95
        Surety Bond Fee Paid                                                                   17,233.95
        Total payments for Surety Interest Draws                                                  -
        Total payments for  Surety Principal Draws                                                -
        Total payments for  Surety Preference Draws                                               -
        Payments made to the Surety Bond Provider                                              17,233.95
        Surety Bond Fee Outstanding                                                               -
        Remaining unreimbursed Surety Interest Draws                                              -
        Remaining unreimbursed Surety Principal Draws                                             -
        Remaining unreimbursed Surety Preference Draws                                            -
        Remaining Amounts Owed to the Surety Bond Provider                                        -

Net Credit Loss Ratio
        Net Credit Losses                                                                      170,382.33
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                        0.0999%
        For the preceding Collection Period                                                      0.0992%
        For the second preceding Collection Period                                               0.1160%
        Average Net Credit Loss Ratio                                                            0.1051%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                     264
        60 to 89 days past due                                                                      57
        90 or more days past due                                                                   193
        Total                                                                                      514

        Principal Balance
        30 to 59 days past due                                                                 3,079,647.01
        60 to 89 days past due                                                                   629,676.93
        90 or more days past due                                                               2,241,111.42
        Total                                                                                  5,950,435.36

        Delinquency Ratio
        For the current Collection Period                                                        3.5286%
        For the preceding Collection Period                                                      3.8110%
        For the second preceding Collection Period                                               5.0859%
        Average Delinquency Ratio                                                                4.1418%

Weighted Average Computations
        Weighted Average Coupon                                                                 10.6149%
        Weighted Average Original Term (months)                                                  123.00
        Weighted Average Remaining Term (months)                                                  96.41


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                             4,939,468.91
        Servicing Fee                                                                         107,712.18
        Interest allocable to the Seller's Certificate                                              0.40
        Principal amount allocable to the Seller's Certificate                                      1.74
        Net Deposit to the Certificate Account                                              4,831,754.58
        Wire Funds to the Certificateholders                                                4,545,098.30
        Wire Funds to the Surety Bond Provider                                                 17,233.95
        Deposit Funds into the Reserve Account                                                    -
        Wire Funds to NationsCredit                                                           269,422.34

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                       May-96
Collection Period                                           Apr. 1996
Determination Date                                          10-May-96
Deposit Date                                                14-May-96
Distribution Date                                           15-May-96

Pool Balance

     Pool Balance on the close of the last day of the preceding Collection
Period 214,113,846.36 Principal Collections 5,052,199.03 Principal Collections
Adjustment - Over Payment Since Inception Purchase Amounts Allocable to
Principal 41,033.07 Defaulted Receivables 14,219.15 Defaulted Receivables
Adjustment Since Inception Pool Balance on the close of the last day of the Collection Period 209,006,395.11

        Original Pool Balance                                                             223,194,105.12
        Pool Factor                                                                             93.6433312%
        Preference Amounts                                                                         -
        Certificate Pass-Through Rate                                                            5.8500%
        Servicing Fee Rate                                                                       0.7500%

Available Interest
        Collections allocable to interest                                                   1,879,358.84
        Liquidation Proceeds                                                                     -
        Purchase Amounts allocable to interest                                                   -
        Reserve Account Interest Withdrawal                                                      -
        Surety Interest Drawing                                                                  -
        Reserve Account Preference Withdrawal                                                    -
        Surety Preference Withdrawal                                                             -
        Total Interest                                                                      1,879,358.84

Available Principal
        Collections allocable to principal                                                   5,052,199.03
        Purchase Amounts allocable to principal                                                 41,033.07
        Reserve Account Principal Withdrawal                                                      -
        Surety Principal Drawing                                                                  -
        Total Principal                                                                      5,093,232.10

Available Funds
        Collections allocable to interest                                                    1,879,358.84
        Liquidation Proceeds                                                                      -
        Purchase Amounts allocable to interest                                                    -
        Collections allocable to principal                                                   5,052,199.03
        Purchase Amounts allocable to principal                                                 41,033.07
        Total Available Funds                                                                6,972,590.94

Deposit to Certificate Account
        Available Funds allocable to interest                                                1,879,358.84
        Available Funds allocable to principal                                               5,093,232.10
        Reserve Account Interest Withdrawal                                                      -
        Surety Interest Drawing                                                                  -
        Reserve Account Preference Withdrawal                                                    -
        Surety Preference Withdrawal                                                             -
        Reserve Account Principal Withdrawal                                                     -
        Surety Principal Drawing                                                                 -
        Total Deposit to the Certificate Account                                             6,972,590.94

Interest Payment
        Monthly Interest Payment                                                             1,043,805.00
        Carry-Over Monthly Interest                                                              -
        Total                                                                                1,043,805.00

Principal Payment
        Monthly Principal Payment                                                            5,107,451.25
        Carry-Over Monthly Principal                                                             -
        Total                                                                                5,107,451.25

Servicing Fee
        Servicing Fee                                                                          133,821.15
        Carry-Over Monthly Servicing Fee                                                          -
        Total                                                                                  133,821.15

Distributions from the Certificate Account
        Interest distributions                                                               1,043,805.00
        Principal distribution                                                               5,107,451.25
        Preference Amounts                                                                       -
        Servicing Fee distribution                                                             133,821.15
        Distributions to the Surety Bond Provider                                               21,411.38
        Distributions to the Reserve Account                                                   666,102.15
        Distributions to the Seller                                                                -

        Carry-Over Monthly Interest to the next Distribution Date                                  -
        Carry-Over Monthly Principal to the next Distributions Date                                -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                             -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period            8,092,807.65
        Earnings from investments on the Reserve Account                                          -
        Reserve Account Interest Withdrawal                                                       -
        Reserve Account Preference Withdrawal                                                     -
        Reserve Account Principal Withdrawal                                                      -
        Deposits to the Reserve Account                                                       666,102.15
        Adjment
        Reserve Account Balance                                                             8,758,909.80
        Distributions of any excess amounts on deposit in the Reserve Account                     -
        Ending Reserve Account Balance                                                      8,758,909.80
        Reserve Account Balance as a % of the Pool Balance                                        4.1907%
        Specified Reserve Account Requirement                                              10,450,319.76
        Amount needed to fully fund Reserve Account                                         1,691,409.95

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                              54,755,429.87
        Surety Bond amount on the previous Distribution Date                               55,798,526.28
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                      54,755,429.87


        Total Surety Interest Draws                                                               -
        Total Surety Principal Draws                                                              -
        Total Surety Preference Draws                                                             -
        Total Draws                                                                               -
        Surety Bond Fee                                                                        21,411.38
        Total unreimbursed Surety Interest Draws                                                  -
        Total unreimbursed Surety Principal Draws                                                 -
        Total unreimbursed Surety Preference Draws                                                -
        Amount Owed to Surety Bond Provider                                                    21,411.38
        Surety Bond Fee Paid                                                                   21,411.38
        Total payments for Surety Interest Draws                                                  -
        Total payments for  Surety Principal Draws                                                -
        Total payments for  Surety Preference Draws                                               -
        Payments made to the Surety Bond Provider                                               21,411.38
        Surety Bond Fee Outstanding                                                               -
        Remaining unreimbursed Surety Interest Draws                                              -
        Remaining unreimbursed Surety Principal Draws                                             -
        Remaining unreimbursed Surety Preference Draws                                            -
        Remaining Amounts Owed to the Surety Bond Provider                                        -

Net Credit Loss Ratio
        Net Credit Losses                                                                       14,219.15
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                          0.0067%
        For the preceding Collection Period                                                        0.0039%
        For the second preceding Collection Period                                                 0.0019%
        Average Net Credit Loss Ratio                                                              0.0042%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                     276
        60 to 89 days past due                                                                      41
        90 or more days past due                                                                    46
        Total                                                                                      363

        Principal Balance
        30 to 59 days past due                                                                3,245,452.11
        60 to 89 days past due                                                                  378,946.57
        90 or more days past due                                                                483,486.82
        Total                                                                                 4,107,885.50

        Delinquency Ratio
        For the current Collection Period                                                           1.9654%
        For the preceding Collection Period                                                         1.5580%
        For the second preceding Collection Period                                                  1.5934%
        Average Delinquency Ratio                                                                   1.7056%

Weighted Average Computations
        Weighted Average Coupon                                                                    10.6581%
        Weighted Average Original Term (months)                                                        123
        Weighted Average Remaining Term (months)                                                       103


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                                  6,972,590.94
        Servicing Fee                                                                              133,821.15
        Interest allocable to the Seller's Certificate                                              0.49
        Principal amount allocable to the Seller's Certificate                                      2.41
        Net Deposit to the Certificate Account                                                    6,838,766.89
        Wire Funds to the Certificateholders                                                      6,151,253.35
        Wire Funds to the Surety Bond Provider                                                   21,411.38
        Deposit Funds into the Reserve Account                                                      666,102.15
        Wire Funds to NationsCredit                                                                    -

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                           Nov-96
Collection Period                                               1-Oct-96
Determination Date                                              12-Nov-96
Deposit Date                                                    14-Nov-96
Distribution Date                                               15-Nov-96

Pool Balance

        Pool Balance on the close of the last day of the preceding Collection Period        186,092,628.24
        Principal Collections                                                                 3,520,360.44
        Principal Collections Adjustment - Over Payment Since Inception
        Purchase Amounts Allocable to Principal                                                  43,014.15
        Defaulted Receivables                                                                   278,547.36
        Defaulted Receivables Adjustment  Since Inception
        Pool Balance on the close of the last day of the Collection Period                  182,250,706.29

        Original Pool Balance                                                               223,194,105.12
        Pool Factor                                                                        81.6556988%
        Preference Amounts                                                                        -
        Certificate Pass-Through Rate                                                         5.8500%
        Servicing Fee Rate                                                                    0.7500%

Available Interest
        Collections allocable to interest                                                    1,721,382.47
        Liquidation Proceeds                                                                    41,494.00
        Purchase Amounts allocable to interest                                                     -
        Reserve Account Interest Withdrawal                                                        -
        Surety Interest Drawing                                                                    -
        Reserve Account Preference Withdrawal                                                      -
        Surety Preference Withdrawal                                                               -
        Total Interest                                                                      1,762,876.47

Available Principal
        Collections allocable to principal                                                  3,520,360.44
        Purchase Amounts allocable to principal                                                43,014.15
        Reserve Account Principal Withdrawal                                                      -
        Surety Principal Drawing                                                                  -
        Total Principal                                                                     3,563,374.59

Available Funds
        Collections allocable to interest                                                   1,721,382.47
        Liquidation Proceeds                                                                   41,494.00
        Purchase Amounts allocable to interest                                                    -
        Collections allocable to principal                                                  3,520,360.44
        Purchase Amounts allocable to principal                                                43,014.15
        Total Available Funds                                                               5,326,251.06

Deposit to Certificate Account
        Available Funds allocable to interest                                               1,762,876.47
        Available Funds allocable to principal                                              3,563,374.59
        Reserve Account Interest Withdrawal                                                      -
        Surety Interest Drawing                                                                  -
        Reserve Account Preference Withdrawal                                                    -
        Surety Preference Withdrawal                                                             -
        Reserve Account Principal Withdrawal                                                     -
        Surety Principal Drawing                                                                 -
        Total Deposit to the Certificate Account                                            5,326,251.06

Interest Payment
        Monthly Interest Payment                                                              907,201.56
        Carry-Over Monthly Interest                                                               -
        Total                                                                                 907,201.56

Principal Payment
        Monthly Principal Payment                                                           3,841,921.95
        Carry-Over Monthly Principal                                                             -
        Total                                                                               3,841,921.95

Servicing Fee
        Servicing Fee                                                                         116,307.89
        Carry-Over Monthly Servicing Fee                                                         -
        Total                                                                                 116,307.89

Distributions from the Certificate Account
        Interest distributions                                                                907,201.56
        Principal distribution                                                              3,841,921.95
        Preference Amounts                                                                        -
        Servicing Fee distribution                                                            116,307.89
        Distributions to the Surety Bond Provider                                              18,609.26
        Distributions to the Reserve Account                                                      -
        Distributions to the Seller                                                           442,210.39

        Carry-Over Monthly Interest to the next Distribution Date                                    -
        Carry-Over Monthly Principal to the next Distributions Date                                  -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                               -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period             9,304,631.41
        Earnings from investments on the Reserve Account                                        36,415.42
        Reserve Account Interest Withdrawal                                                      -
        Reserve Account Preference Withdrawal                                                    -
        Reserve Account Principal Withdrawal                                                     -
        Deposits to the Reserve Account                                                          -
        Adjment
        Reserve Account Balance                                                              9,341,046.83
        Distributions of any excess amounts on deposit in the Reserve Account                  228,511.52
        Ending Reserve Account Balance                                                       9,112,535.31
        Reserve Account Balance as a % of the Pool Balance                                         5.0000%
        Specified Reserve Account Requirement                                                9,112,535.31
        Amount needed to fully fund Reserve Account                                                 -

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                              47,459,031.23
        Surety Bond amount on the previous Distribution Date                               48,464,545.23
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                      47,459,031.23


        Total Surety Interest Draws                                                                -
        Total Surety Principal Draws                                                               -
        Total Surety Preference Draws                                                              -
        Total Draws                                                                                -
        Surety Bond Fee                                                                        18,609.26
        Total unreimbursed Surety Interest Draws                                                   -
        Total unreimbursed Surety Principal Draws                                                  -
        Total unreimbursed Surety Preference Draws                                                 -
        Amount Owed to Surety Bond Provider                                                    18,609.26
        Surety Bond Fee Paid                                                                   18,609.26
        Total payments for Surety Interest Draws                                                   -
        Total payments for  Surety Principal Draws                                                 -
        Total payments for  Surety Preference Draws                                                -
        Payments made to the Surety Bond Provider                                               18,609.26
        Surety Bond Fee Outstanding                                                                -
        Remaining unreimbursed Surety Interest Draws                                               -
        Remaining unreimbursed Surety Principal Draws                                              -
        Remaining unreimbursed Surety Preference Draws                                             -
        Remaining Amounts Owed to the Surety Bond Provider                                         -

Net Credit Loss Ratio
        Net Credit Losses                                                                        237,053
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                          0.1287%
        For the preceding Collection Period                                                        0.1352%
        For the second preceding Collection Period                                                 0.0783%
        Average Net Credit Loss Ratio                                                              0.1141%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                       286
        60 to 89 days past due                                                                        84
        90 or more days past due                                                                     151
        Total                                                                                        521

        Principal Balance
        30 to 59 days past due                                                               3,509,938.54
        60 to 89 days past due                                                                 938,517.86
        90 or more days past due                                                             1,775,452.72
        Total                                                                                6,223,909.12

        Delinquency Ratio
        For the current Collection Period                                                       3.4150%
        For the preceding Collection Period                                                     3.3275%
        For the second preceding Collection Period                                              2.9946%
        Average Delinquency Ratio                                                               3.2457%

Weighted Average Computations
        Weighted Average Coupon                                                               10.6305%
        Weighted Average Original Term (months)                                                   123
        Weighted Average Remaining Term (months)                                                   99


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                           5,326,251.06
        Servicing Fee                                                                       116,307.89
        Interest allocable to the Seller's Certificate                                            0.43
        Principal amount allocable to the Seller's Certificate                                    1.81
        Net Deposit to the Certificate Account                                            5,209,940.93
        Wire Funds to the Certificateholders                                              4,749,121.28
        Wire Funds to the Surety Bond Provider                                               18,609.26
        Deposit Funds into the Reserve Account                                                  -
        Wire Funds to NationsCredit                                                         442,210.39

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                           Oct-96
Collection Period                                               1-Sep-96
Determination Date                                              10-Oct-96
Deposit Date                                                    11-Oct-96
Distribution Date                                               15-Oct-96

Pool Balance
        Pool Balance on the close of the last day of the preceding Collection Period           189,836,124.91
        Principal Collections                                                                    3,402,918.98
        Principal Collections Adjustment - Over Payment Since Inception
        Purchase Amounts Allocable to Principal                                                     39,774.18
        Defaulted Receivables                                                                      300,803.51
        Defaulted Receivables Adjustment  Since Inception
        Pool Balance on the close of the last day of the Collection Period                     186,092,628.24

        Original Pool Balance                                                                  223,194,105.12
        Pool Factor                                                                               83.3770355%
        Preference Amounts                                                                          -
        Certificate Pass-Through Rate                                                             5.8500%
        Servicing Fee Rate                                                                        0.7500%

Available Interest
        Collections allocable to interest                                                     1,597,243.06
        Liquidation Proceeds                                                                     46,661.59
        Purchase Amounts allocable to interest                                                       -
        Reserve Account Interest Withdrawal                                                          -
        Surety Interest Drawing                                                                      -
        Reserve Account Preference Withdrawal                                                        -
        Surety Preference Withdrawal                                                                 -
        Total Interest                                                                        1,643,904.65

Available Principal
        Collections allocable to principal                                                    3,402,918.98
        Purchase Amounts allocable to principal                                                  39,774.18
        Reserve Account Principal Withdrawal                                                        -
        Surety Principal Drawing                                                                    -
        Total Principal                                                                       3,442,693.16

Available Funds
        Collections allocable to interest                                                     1,597,243.06
        Liquidation Proceeds                                                                     46,661.59
        Purchase Amounts allocable to interest                                                       -
        Collections allocable to principal                                                    3,402,918.98
        Purchase Amounts allocable to principal                                                  39,774.18
        Total Available Funds                                                                 5,086,597.81

Deposit to Certificate Account
        Available Funds allocable to interest                                                 1,643,904.65
        Available Funds allocable to principal                                                3,442,693.16
        Reserve Account Interest Withdrawal                                                        -
        Surety Interest Drawing                                                                    -
        Reserve Account Preference Withdrawal                                                      -
        Surety Preference Withdrawal                                                               -
        Reserve Account Principal Withdrawal                                                       -
        Surety Principal Drawing                                                                   -
        Total Deposit to the Certificate Account                                              5,086,597.81

Interest Payment
        Monthly Interest Payment                                                                925,451.11
        Carry-Over Monthly Interest                                                                  -
        Total                                                                                   925,451.11

Principal Payment
        Monthly Principal Payment                                                             3,743,496.67
        Carry-Over Monthly Principal                                                                  -
        Total                                                                                 3,743,496.67

Servicing Fee
        Servicing Fee                                                                           118,647.58
        Carry-Over Monthly Servicing Fee                                                            -
        Total                                                                                   118,647.58

Distributions from the Certificate Account
        Interest distributions                                                                  925,451.11
        Principal distribution                                                                3,743,496.67
        Preference Amounts                                                                            -
        Servicing Fee distribution                                                              118,647.58
        Distributions to the Surety Bond Provider                                                18,983.61
        Distributions to the Reserve Account                                                         -
        Distributions to the Seller                                                             280,018.84

        Carry-Over Monthly Interest to the next Distribution Date                                    -
        Carry-Over Monthly Principal to the next Distributions Date                                  -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                               -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period              9,491,806.25
        Earnings from investments on the Reserve Account                                         37,173.83
        Reserve Account Interest Withdrawal                                                         -
        Reserve Account Preference Withdrawal                                                       -
        Reserve Account Principal Withdrawal                                                        -
        Deposits to the Reserve Account                                                             -
        Adjment
        Reserve Account Balance                                                                9,528,980.08
        Distributions of any excess amounts on deposit in the Reserve Account                    224,348.66
        Ending Reserve Account Balance                                                         9,304,631.41
        Reserve Account Balance as a % of the Pool Balance                                          5.0000%
        Specified Reserve Account Requirement                                                  9,304,631.41
        Amount needed to fully fund Reserve Account                                                  -

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                 48,464,545.23
        Surety Bond amount on the previous Distribution Date                                  49,706,078.14
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                         48,464,545.23


        Total Surety Interest Draws                                                                    -
        Total Surety Principal Draws                                                                   -
        Total Surety Preference Draws                                                                  -
        Total Draws                                                                                    -
        Surety Bond Fee                                                                          18,983.61
        Total unreimbursed Surety Interest Draws                                                       -
        Total unreimbursed Surety Principal Draws                                                      -
        Total unreimbursed Surety Preference Draws                                                     -
        Amount Owed to Surety Bond Provider                                                      18,983.61
        Surety Bond Fee Paid                                                                     18,983.61
        Total payments for Surety Interest Draws                                                       -
        Total payments for  Surety Principal Draws                                                     -
        Total payments for  Surety Preference Draws                                                    -
        Payments made to the Surety Bond Provider                                                 18,983.61
        Surety Bond Fee Outstanding                                                                     -
        Remaining unreimbursed Surety Interest Draws                                                    -
        Remaining unreimbursed Surety Principal Draws                                                   -
        Remaining unreimbursed Surety Preference Draws                                                  -
        Remaining Amounts Owed to the Surety Bond Provider                                              -

Net Credit Loss Ratio
        Net Credit Losses                                                                         254,141.92
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                             0.1352%
        For the preceding Collection Period                                                           0.0783%
        For the second preceding Collection Period                                                    0.1009%
        Average Net Credit Loss Ratio                                                                 0.1048%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                           314
        60 to 89 days past due                                                                            91
        90 or more days past due                                                                         117
        Total                                                                                            522

        Principal Balance
        30 to 59 days past due                                                                    3,837,059.48
        60 to 89 days past due                                                                      981,063.08
        90 or more days past due                                                                  1,374,123.85
        Total                                                                                     6,192,246.41

        Delinquency Ratio
        For the current Collection Period                                                             3.3275%
        For the preceding Collection Period                                                           2.9946%
        For the second preceding Collection Period                                                    2.7151%
        Average Delinquency Ratio                                                                     3.0124%

Weighted Average Computations
        Weighted Average Coupon                                                                      10.6357%
        Weighted Average Original Term (months)                                                          123
        Weighted Average Remaining Term (months)                                                         100


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                                     5,086,597.81
        Servicing Fee                                                                                 118,647.58
        Interest allocable to the Seller's Certificate                                                      0.44
        Principal amount allocable to the Seller's Certificate                                              1.76
        Net Deposit to the Certificate Account                                                      4,967,948.03
        Wire Funds to the Certificateholders                                                        4,668,945.58
        Wire Funds to the Surety Bond Provider                                                         18,983.61
        Deposit Funds into the Reserve Account                                                            -
        Wire Funds to NationsCredit                                                                   280,018.84

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer

 MONTHLY SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as Seller), NationsCredit Corporation of America (as Servicer) and Bankers Trust Company (as Trustee and Collateral Agent), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                        Sep-96
Collection Period                                            August 1996
Determination Date                                           11-Sep-96
Deposit Date                                                 13-Sep-96
Distribution Date                                            16-Sep-96

Pool Balance

        Pool Balance on the close of the last day of the preceding Collection Period              193,858,180.90
        Principal Collections                                                                       3,772,177.91
        Principal Collections Adjustment - Over Payment Since Inception
        Purchase Amounts Allocable to Principal                                                        62,000.80
        Defaulted Receivables                                                                         187,877.28
        Defaulted Receivables Adjustment  Since Inception
        Pool Balance on the close of the last day of the Collection Period                        189,836,124.91

        Original Pool Balance                                                                     223,194,105.12
        Pool Factor                                                                                  85.0542736%
        Preference Amounts                                                                                 -
        Certificate Pass-Through Rate                                                                 5.8500%
        Servicing Fee Rate                                                                            0.7500%

Available Interest
        Collections allocable to interest                                                          1,726,737.54
        Liquidation Proceeds                                                                          37,575.00
        Purchase Amounts allocable to interest                                                            -
        Reserve Account Interest Withdrawal                                                               -
        Surety Interest Drawing                                                                           -
        Reserve Account Preference Withdrawal                                                             -
        Surety Preference Withdrawal                                                                      -
        Total Interest                                                                             1,764,312.54

Available Principal
        Collections allocable to principal                                                        3,772,177.91
        Purchase Amounts allocable to principal                                                      62,000.80
        Reserve Account Principal Withdrawal                                                             -
        Surety Principal Drawing                                                                         -
        Total Principal                                                                           3,834,178.71

Available Funds
        Collections allocable to interest                                                         1,726,737.54
        Liquidation Proceeds                                                                         37,575.00
        Purchase Amounts allocable to interest                                                          -
        Collections allocable to principal                                                        3,772,177.91
        Purchase Amounts allocable to principal                                                      62,000.80
        Total Available Funds                                                                     5,598,491.25

Deposit to Certificate Account
        Available Funds allocable to interest                                                     1,764,312.54
        Available Funds allocable to principal                                                    3,834,178.71
        Reserve Account Interest Withdrawal                                                           -
        Surety Interest Drawing                                                                       -
        Reserve Account Preference Withdrawal                                                         -
        Surety Preference Withdrawal                                                                  -
        Reserve Account Principal Withdrawal                                                          -
        Surety Principal Drawing                                                                      -
        Total Deposit to the Certificate Account                                                  5,598,491.25

Interest Payment
        Monthly Interest Payment                                                                    945,058.63
        Carry-Over Monthly Interest                                                                      -
        Total                                                                                       945,058.63

Principal Payment
        Monthly Principal Payment                                                                 4,022,055.99
        Carry-Over Monthly Principal                                                                     -
        Total                                                                                     4,022,055.99

Servicing Fee
        Servicing Fee                                                                                121,161.36
        Carry-Over Monthly Servicing Fee                                                                -
        Total                                                                                        121,161.36

Distributions from the Certificate Account
        Interest distributions                                                                       945,058.63
        Principal distribution                                                                     4,022,055.99
        Preference Amounts                                                                               -
        Servicing Fee distribution                                                                   121,161.36
        Distributions to the Surety Bond Provider                                                     19,385.82
        Distributions to the Reserve Account                                                             -
        Distributions to the Seller                                                                  490,829.45

        Carry-Over Monthly Interest to the next Distribution Date                                        -
        Carry-Over Monthly Principal to the next Distributions Date                                      -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                                   -

Reserve Account
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Ajustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period                    9,692,909.05
        Earnings from investments on the Reserve Account                                               42,111.96
        Reserve Account Interest Withdrawal                                                               -
        Reserve Account Preference Withdrawal                                                             -
        Reserve Account Principal Withdrawal                                                              -
        Deposits to the Reserve Account                                                                   -
        Adjment
        Reserve Account Balance                                                                     9,735,021.01
        Distributions of any excess amounts on deposit in the Reserve Account                         243,214.76
        Ending Reserve Account Balance                                                              9,491,806.25
        Reserve Account Balance as a % of the Pool Balance                                                5.0000%
        Specified Reserve Account Requirement                                                       9,491,806.25
        Amount needed to fully fund Reserve Account                                                      -

Surety Bond
        Required Surety Bond Amount (25% of the Pool Balance)                                       49,706,078.14
        Surety Bond amount on the previous Distribution Date                                        50,997,966.74
        Payments made with respect Surety Principal Draws Payments received with respect to unreimbursed Surety Principal Draws Surety Bond Amount for
        the current Distribution Date                                                               49,706,078.14


        Total Surety Interest Draws                                                                         -
        Total Surety Principal Draws                                                                        -
        Total Surety Preference Draws                                                                       -
        Total Draws                                                                                         -
        Surety Bond Fee                                                                               19,385.82
        Total unreimbursed Surety Interest Draws                                                           -
        Total unreimbursed Surety Principal Draws                                                          -
        Total unreimbursed Surety Preference Draws                                                         -
        Amount Owed to Surety Bond Provider                                                           19,385.82
        Surety Bond Fee Paid                                                                          19,385.82
        Total payments for Surety Interest Draws                                                         -
        Total payments for  Surety Principal Draws                                                       -
        Total payments for  Surety Preference Draws                                                      -
        Payments made to the Surety Bond Provider                                                     19,385.82
        Surety Bond Fee Outstanding                                                                       -
        Remaining unreimbursed Surety Interest Draws                                                      -
        Remaining unreimbursed Surety Principal Draws                                                     -
        Remaining unreimbursed Surety Preference Draws                                                    -
        Remaining Amounts Owed to the Surety Bond Provider                                                -

Net Credit Loss Ratio
        Net Credit Losses                                                                              150,302.28
        Adjustement for Defaulted Receivables Since Inception
        For the Current Collection Period                                                                 0.0783%
        For the preceding Collection Period                                                               0.1009%
        For the second preceding Collection Period                                                        0.0748%
        Average Net Credit Loss Ratio                                                                     0.0847%

Delinquency Analysis
        Number of Loans
        30 to 59 days past due                                                                               332
        60 to 89 days past due                                                                                69
        90 or more days past due                                                                              97
        Total                                                                                                498

        Principal Balance
        30 to 59 days past due                                                                          3,776,982.72
        60 to 89 days past due                                                                            815,422.09
        90 or more days past due                                                                        1,092,455.40
        Total                                                                                           5,684,860.21

        Delinquency Ratio
        For the current Collection Period                                                               2.9946%
        For the preceding Collection Period                                                             2.7151%
        For the second preceding Collection Period                                                      2.4588%
        Average Delinquency Ratio                                                                       2.7228%

Weighted Average Computations
        Weighted Average Coupon                                                                        10.6417%
        Weighted Average Original Term (months)                                                            123
        Weighted Average Remaining Term (months)                                                           100


Cash Settlement for the Trustee
        Total Deposit to the Collection Account                                                      5,598,491.25
        Servicing Fee                                                                                  121,161.36
        Interest allocable to the Seller's Certificate                                                       0.45
        Principal amount allocable to the Seller's Certificate                                               1.89
        Net Deposit to the Certificate Account                                                       5,477,327.55
        Wire Funds to the Certificateholders                                                         4,967,112.28
        Wire Funds to the Surety Bond Provider                                                          19,385.82
        Deposit Funds into the Reserve Account                                                             -
        Wire Funds to NationsCredit                                                                    490,829.45

Approved by:
        Lawrence Angelilli
        Vice President & Treasurer